UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 1998


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                Maryland                         1-9360           84-1038736
    (State or other jurisdiction of         (Commission File    (IRS Employer
     incorporation or organization)             Number)      Identification No.)

  3410 South Galena Street, Suite 210                               80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9400
              (Registrant's telephone number, including area code)

                                       N/A
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On February 27, 1998, Asset Investors Corporation (the "Company") acquired two adult manufactured home communities. Salem Farm is located in Bensalem, Pennsylvania (near Philadelphia), consists of 28 developed homesites and was acquired from Salem Farm Mobile Home Park, Inc. Mullica Woods is located in Egg Harbor City, New Jersey (near Atlantic City), consists of 90 developed homesites and was acquired from Roth Associates of New Jersey. Both manufactured home communities are fully occupied. Since May 1997, the Company has managed Salem Farm and Mullica Woods for the prior owners.

The consideration for the communities was determined through arms-length negotiations with the sellers. Total consideration for Salem Farm was $1,397,000 consisting of $59,000 of cash, the assumption of $550,000 of existing debt, and the issuance of 45,000 limited partnership units of Asset Investors Operating Partnership, L.P. ("OP Units") valued at $788,000. Total consideration for Mullica Woods was $3,684,000 consisting of $83,000 of cash, the assumption of $2,244,000 of existing debt, and the issuance of 78,000 OP Units valued at $1,357,000. The existing debt was prepaid by the Company upon acquisition of the manufactured home communities.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding the effect of acquisitions, the Company's future financial performance and the effect of government regulations. Actual results may differ materially from those described in the forward looking statements and will be affected by a variety of risks and factors including, without limitation, national and local economic conditions, the general level of interest rates, terms of governmental regulations that affect the Company and interpretations of those regulations, the competitive environment in which the Company operates, financing risks, including the risk that the Company's cash flow from operations may be insufficient to meet required payments of principal and interest, real estate risks, including variations of real estate values and the general economic climate in local markets and competition for tenants in such markets, acquisition and development risks, including failure of such acquisitions to perform in accordance with projections, and possible environmental liabilities, including costs which may be incurred due to necessary remediation of continued qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Salem Farm Manufactured Home Community for the year ended December 31, 1997.

         Statement of Excess of Revenues Over Specific Operating Expenses of the Mullica Woods Adult Community for the year ended December 31, 1997.

(b)   Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Asset Investors Corporation and Subsidiaries as of December 31, 1997.

         Pro Forma Condensed Consolidated Statement of Income of Asset Investors Corporation and Subsidiaries for the year ended December 31, 1997.

(c)   Exhibits

          Exhibit No.                       Description
               23          Consent of Independent Auditors - Ernst & Young LLP


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ASSET INVESTORS CORPORATION

Date:  May 12, 1998
                                                   By:/s/David M. Becker
                                                      --------------------------
                                                      David M. Becker
                                                      Chief Financial Officer

Item 7(a).





        Statement of Excess of Revenues Over Specific Operating Expenses

                   The Salem Farms Manufactured Home Community

                          Year ended December 31, 1997

                   The Salem Farms Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1997





                                    Contents

Report of Independent Auditors.................................................1
Statement of Excess of Revenues Over
   Specific Operating Expenses.................................................2
Notes to Statement of Excess of Revenues
   Over Specific Operating Expenses............................................3

1






                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of The Salem Farms Manufactured Home Community (Note 1) for the year ended December 31, 1997. This statement is the responsibility of the management of The Salem Farms Manufactured Home Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Asset Investors Corporation. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of The Salem Farms Manufactured Home Community for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP
April 16, 1998

                   The Salem Farms Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year Ended December 31, 1997


       Revenues
          Rental                                              $        129,384
          Other                                                         10,555
                                                              ----------------
                                                                       139,939

       Specific operating expenses
          Property operations and maintenance                           64,901
          Real estate taxes                                              3,201
                                                              ----------------
                                                                        68,102
                                                              ----------------

       Excess of revenues over specific operating expenses    $         71,837
                                                              ================



                                                                               2
See accompanying notes.

                   The Salem Farms Manufactured Home Community

                    Notes to Statement of Excess of Revenues
                        Over Specific Operating Expenses




1. Organization and Significant Accounting Policies

Description of Property

The Salem Farms Manufactured Home Community is a manufactured home community located in Bensalem, Pennsylvania which contains 28 lots. In February 1998, the Property was sold to Asset Investors Operating Partnership L.P.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

        Statement of Excess of Revenues Over Specific Operating Expenses

                        The Mullica Woods Adult Community

                          Year ended December 31, 1997

                        The Mullica Woods Adult Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1997





                                    Contents

Report of Independent Auditors.................................................1
Statement of Excess of Revenues Over
   Specific Operating Expenses.................................................2
Notes to Statement of Excess of Revenues
   Over Specific Operating Expenses............................................3

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of The Mullica Woods Adult Community (Note 1) for the year ended December 31, 1997. This statement is the responsibility of the management of The Mullica Woods Adult Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Asset Investors Corporation. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of The Mullica Woods Adult Community for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

April 16, 1998
                                                                               1

                        The Mullica Woods Adult Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1997


    Revenues
       Rental                                                   $        440,043
       Other                                                               2,108
                                                                ----------------
                                                                         442,151

    Specific operating expenses
       Property operations and maintenance                               110,583
       Real estate taxes                                                  49,657
                                                                ----------------
                                                                         160,240
                                                                ----------------

    Excess of revenues over specific operating expenses         $        281,911
                                                                ================




                                                                              2
See accompanying notes.

                        The Mullica Woods Adult Community

                    Notes to Statement of Excess of Revenues
                        Over Specific Operating Expenses




1. Organization and Significant Accounting Policies

Description of Property

The Mullica Woods Adult Community (the Property) is a manufactured home community located in Egg Harbor City, New Jersey which contains 90 lots. In February 1998, the Property was sold to Asset Investors Operating Partnership L.P.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

Item 7(b).


                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
                                 (In thousands)
                                   (Unaudited)


                                                                As Previously      Pro Forma         Pro Forma
                                                                  Reported        Adjustments         Results
                                                                  --------        -----------         -------
ASSETS
Real estate, net                                                  $   40,726       $  5,081  (a)     $   45,807
Investments in and notes receivable from
  real estate joint ventures                                          25,415             --              25,415
Cash and cash equivalents                                             21,802         (2,936) (a)         18,866
Investment in CAX                                                     20,866             --              20,866
Other assets, net                                                     10,352             --              10,352
                                                                  ----------       --------          ----------
       Total Assets                                               $  119,161       $  2,145          $  121,306
                                                                  ==========       ========          ==========

LIABILITIES
Secured notes payable                                             $   10,677       $     --          $   10,677
Accounts payable and accrued liabilities                               2,607             --               2,607
                                                                  ----------       --------          ----------
                                                                      13,284             --              13,284
                                                                  ----------       --------          ----------

MINORITY INTEREST IN OPERATING PARTNERSHIP                            22,362          2,145 (a)          24,507

STOCKHOLDERS' EQUITY
Common Stock                                                              51             --                  51
Additional paid-in capital                                           231,221             --             231,221
Dividends in excess of accumulated earnings                         (147,757)            --            (147,757)
                                                                  ----------       --------          ----------
                                                                      83,515             --              83,515
                                                                  ----------       --------          ----------
       Total Liabilities and Stockholders' Equity                 $  119,161       $  2,145          $  121,306
                                                                  ==========       ========          ==========





       See Notes to Pro Forma Condensed Consolidated Financial Statements.










                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                    As Previously       Pro Forma         Pro Forma
       RENTAL PROPERTY OPERATIONS                                      Reported       Adjustments          Results
                                                                 -------------------------------------------------------
       Rental and other property revenues                             $   3,104        $     582  (b)    $   3,686
       Equity in earnings of real estate joint ventures                     466               --               466
       Property operating expenses                                       (1,311)            (203) (b)       (1,514)
       Owned property management expenses                                   (87)             (13) (b)         (100)
                                                                      ---------        ---------         ---------
       Income from property operations before depreciation                2,172              366             2,538
       Depreciation                                                        (693)            (189) (e)         (882)
                                                                      ---------        ---------         ---------
       Income from rental property operations                             1,479              177             1,656
                                                                      ---------        ---------         ---------

       SERVICE OPERATIONS
       Property management fees and other income                            128              (18) (c)          110
       Property management costs and other expenses                         (59)               9  (c)          (50)
       Amortization of management contracts                                (744)            (137) (c)         (881)
                                                                      ---------        ---------         ---------
       Loss from service operations                                        (675)            (146)             (821)
                                                                      ---------        ---------         ---------

       OTHER ACTIVITIES
       Non-agency MBS bonds revenues                                      2,966               --             2,966
       Equity in earnings of CAX                                          3,663               --             3,663
       Management fees to former manager                                   (570)              --              (570)
                                                                      ---------        ---------         ---------
       Income from other activities                                       6,059               --             6,059
                                                                      ---------        ---------         ---------

       General and administrative expenses                               (1,042)              --            (1,042)
       Interest and other income                                          1,808             (147) (d)        1,661
       Interest expense                                                    (368)              --              (368)
       Costs incurred to acquire management contract                     (6,553)              --            (6,553)
                                                                      ---------        ---------         ---------

       INCOME BEFORE GAIN ON RESTRUCTURING OF BONDS AND MINORITY
         INTEREST                                                           708             (116)              592
       Gain on restructuring of bonds                                     6,484               --             6,484
                                                                      ---------        ---------         ---------

       INCOME BEFORE MINORITY INTEREST                                    7,192             (116)            7,076
       Minority interest in Operating Partnership                            62             (110) (f)          (48)
                                                                      ---------        ---------         ---------

       NET INCOME                                                     $   7,254        $    (226)        $   7,028
                                                                      =========        =========         =========

       BASIC EARNINGS PER SHARE                                       $    1.44        $   (0.04)        $    1.40
                                                                      =========        =========         =========
       DILUTED EARNINGS PER SHARE                                     $    1.43        $   (0.04)        $    1.39
                                                                      =========        =========         ====-====

       Weighted-Average Common Shares Outstanding                         5,022            5,022             5,022
       Weighted-Average Common Shares And Common Share
         Equivalents Outstanding                                          5,061            5,061             5,061



      See Notes to Pro Forma Condensed Consolidated Financial Statements.



                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


         The Pro Forma condensed consolidated balance sheet of the Company as of December 31, 1997, is presented as if the February 27, 1998, acquisition of two manufactured home communities had occurred on December 31, 1997. The Pro Forma condensed consolidated statement of income is presented assuming the acquisition of the manufactured home communities had been completed at the beginning of 1997. In management's opinion, all adjustments necessary to reflect these transactions have been made. The unaudited Pro Forma condensed consolidated financial statements should be read in conjunction with the Company's Annual
Report on Form 10-K for the year ended December 31, 1997.

         The unaudited Pro Forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a)  Reflects  the  purchase  of  two  manufactured   housing   communities  for
     $5,081,000  consisting of:  $2,936,000 of cash (including the assumption of
     $2,794,000 of existing debt,  which was prepaid by the Company) and 123,000
     OP Units at $17.38 each.

(b) Reflects adjustment for the rental income and property expenses of acquired communities.

(c) Eliminates income from and expenses related to management of Salem Farm and Mullica Woods for the prior owners and amortizes the cost of acquired management contracts.

(d) Eliminates the short-term investment income at 5% per annum on the cash used to acquire the interests in manufactured housing communities and management operations.

(e)  Reflects   depreciation   and   amortization  of  acquired  assets  on  the
     straight-line  basis over the  estimated  useful  lives of the assets.  The estimated useful lives are 25 years for land improvements and buildings.

(f) Adjusts minority interest in net income allocated to holders of OP Units based upon OP Units issued and adjusted income before minority interest.



